EXHIBIT IV

                                VSE CORPORATION
                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated February 23, 2001 included in Registration Statement File Numbers 333-15307, 333-15309, 333-15311 and 333-92427.


                                             ARTHUR ANDERSEN LLP


Vienna, Virginia
  March 7, 2001









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